                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 4, 2003

                              DELTA AIR LINES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       1-5424                    58-0218548
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)

                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 715-2600

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Debt Exchange Offer

On September 5, 2003, Delta Air Lines, Inc. ("Delta") issued a press release announcing the expiration of its offer to qualified institutional buyers to exchange its 10% Senior Notes due 2008 for Delta's 6.65% Medium-Term Notes, Series C due 2004, and 7.70% Senior Notes due 2005. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit 99.1    Press Release dated September 5, 2003, titled "Delta Air Lines
                Announces Results of Exchange Offer for 6.65 percent Notes due
                2004 and 7.70 percent Notes due 2005".


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DELTA AIR LINES, INC.



                                       BY: /s/ James M. Whitehurst
                                          --------------------------------------
                                          James M. Whitehurst
                                          Senior Vice President - Finance,
                                          Treasury and Business Development


Date: September 5, 2003


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                                  EXHIBIT INDEX

Exhibit Number                                Description
--------------                                -----------
Exhibit 99.1               Press Release dated September 5, 2003, titled "Delta
                           Air Lines Announces Results of Exchange Offer for
                           6.65 percent Notes due 2004 and 7.70 percent Notes
                           due 2005".


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